Exhibit 10.2

EXECUTION VERSION

     AMENDMENT NO. 1 AND WAIVER dated as of March 2, 2011 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 1, 2010 (the “Credit Agreement”), among VISHAY INTERTECHNOLOGY, INC., the Subsidiary Borrowers party thereto, the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H :

     WHEREAS the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and

     WHEREAS the Company has requested that the Lenders amend certain provisions of the Credit Agreement and waive compliance by the Company with certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend and waive compliance by the Company with certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

     (b) As used in this Amendment, the following terms have the meanings specified below:

     “Existing Warrants” means the warrants issued pursuant to the Warrant Agreement to acquire 8,823,529 shares of common stock of the Company, in the aggregate, and expiring on December 13, 2012.

     “Warrant Agreement” means the Warrant Agreement dated as of December 31, 2002, between the Company and American Stock Transfer & Trust Co., as in effect on the date hereof.

     SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date, the definition of “Permitted Investments” in Section 1.01 of the Credit Agreement is amended by replacing the text “180 days” in clause (c) thereof with the text “270 days”.

     SECTION 3. Waiver. On the Amendment Effective Date, the Required Lenders hereby waive compliance by the Company with the provisions of Section 6.08 of the Credit Agreement to the extent, and only to the extent, necessary to permit the payment at any time of an aggregate amount not to exceed $40,000,000 to repurchase the Existing Warrants (which repurchases shall be disregarded for purposes of Section 6.08(a)(viii) of the Credit Agreement).

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     SECTION 4. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:

     (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Company and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) The representations and warranties of the Company and the Subsidiary Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

     (c) On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

     SECTION 5. Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders, provided that the Administrative Agent shall have received all fees and other amounts due and payable to it or any of its Affiliates on or prior to the Amendment Effective Date and reimbursement of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed by the Borrowers under the Credit Agreement or hereunder.

     SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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     (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 9. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

     SECTION 11. Fees and Expenses. Without limiting the Company’s obligations under the Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

VISHAY INTERTECHNOLOGY, INC.

by
/s/ Lior E. Yahalomi
	Name:	Dr. Lior E. Yahalomi
	Title:	Executive Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

by:	/s/

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Bank Leumi USA

by:	/s/

Name:
Title:

Name of Institution:1 Bank Leumi USA

by:	/s/

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Comerica Bank

by:	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: INTESA SANPAOLO SPA

by:	/s/

Name:
Title:

Name of Institution:1

by:	/s/

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: RBS Citizens N.A.

by:	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Sovereign Bank

by:	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: TD Bank, N.A.

by:	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:

____________________
1 For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND WAIVER TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd

by:	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:

____________________
1 For any Lender requiring a second signature line.